BRIDGE BUILDER TRUST

Bridge Builder International Equity Fund

Supplement dated July 22, 2016
to the Prospectus
dated October 28, 2015,
as supplemented April 18, 2016

This supplement provides new and additional information beyond that contained in the
Prospectus and should be read in conjunction with the Prospectus.

The Prospectus is supplemented as follows:

1. The following paragraph is hereby added after the last paragraph of the sub-section entitled "Geographic Focus Risk" in the section entitled "Principal Risks" under the section entitled "Summary Section."

In June 2016, the United Kingdom ("UK") voted to leave the European Union, which has created a significant degree of uncertainty as to the withdrawal procedures and timeline.  There could be significant negative impacts on the UK and European economies, as well as the global economy, resulting in increased volatility and illiquidity and potentially lower economic growth of markets globally, which may adversely affect the value of the Fund's investments.

2. The following paragraph is hereby added after the last paragraph of the sub-section entitled "Geographic Focus Risk" in the section entitled "Principal Risks of Investing in the Funds" under the section entitled "Additional Information Regarding Principal Risks Of Investing In The Funds."

At a referendum in June 2016, the United Kingdom ("UK") voted to leave the European Union ("EU") and is expected to use article 50 of the Lisbon Treaty to withdraw in due course, likely in the next two years.  There is a significant degree of uncertainty about the withdrawal negotiations and the precise timeframe for the withdrawal.  During this interim period and beyond, the impact on the UK and European economies and the broader global economy could be significant and may result in negative impacts, such as increased volatility and illiquidity and potentially lower economic growth of markets globally, which may adversely affect the value of Fund investments.

BRIDGE BUILDER TRUST

Supplement dated July 22, 2016
to the Statement of Additional Information (the "SAI")
dated October 28, 2015,
as supplemented March 31, 2016, April 4, 2016,
April 18, 2016, and July 1, 2016

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

The SAI is supplemented as follows:

1. The following paragraph is hereby added after the first paragraph of the sub-section entitled "Foreign Securities" in the section entitled "Investment Strategies, Policies, Securities and Investments, and Risks."

At a referendum in June 2016, the United Kingdom ("UK") voted to leave the European Union ("EU") and is expected to use article 50 of the Lisbon Treaty to withdraw in due course, likely in the next two years.  There is a significant degree of uncertainty about the withdrawal negotiations and the precise timeframe for Brexit.  During this interim period and beyond, the impact on the UK and European economies and the broader global economy could be significant resulting in negative impacts, such as increased volatility and illiquidity and potentially lower economic growth on markets globally, which may adversely affect the value of Fund investments.